U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): October 11, 2007

AVANI INTERNATIONAL GROUP INC.

(Name of Small Business Issuer in its charter)

Nevada                 000-23319                      88-0367866

(State of           Commission File No.        (I.R.S. Employer

Incorporation)                                 I.D. Number)

108-2419 Bellevue Ave. West Vancouver, B.C. V7V 4T4 Canada

(Address of principal executive offices)              (Zip Code)

Registrant's telephone number (604)-913 2386

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sale of Equity Securities.

On December 13, 2007, the Company issued 1,000,000 shares of its Class A-Super Voting Preferred Stock to Robert Wang, the Company’s President and Chairman. Each share of the Class A-Super Voting Preferred Stock carries 2,000 votes on matters submitted to shareholders for voting purposes. No other rights or privileges are attendant to the Class A-Super Voting Preferred Stock. The Company’s Board of Directors believed it to be in the best interests of the Company to issue the Class A-Super Voting Preferred Stock to Mr. Wang, and approved the issuance of the Class A-Super Voting Preferred Stock. (See discussion in Item 3.03 below for information pertaining to the Class A-Super Voting Preferred Stock)

The Company relied upon exemptions under Sections 4(2) and 3(b) under the Securities Act of 1933, as amended, due to the sophistication and investment intent of Mr. Wang.

Item 3.03. Material Modification to Rights of Security Holders.

On July 11, 2007, the Company previously filed with the Nevada Secretary of State a Certificate of Amendment to its Articles of Incorporation (“Certificate of Amendment”).

The Certificate of Amendment (i) increased the Company’s authorized shares of common stock from 400,000,000 shares to 800,000,000 shares and (ii) authorized the creation of 1,000,000 shares of preferred stock, in one or more classes, having such designations, preferences, and relative, participating, optional, or other rights (including preferential voting rights), and qualifications, limitations, and/or restrictions thereof, all as may be determined by from time to time by the Board of Directors of the Corporation. This type of preferred stock is known as “blank check” preferred.

On October 11, 2007, the Company filed with the Nevada Secretary of State a Certificate of Designations relating to the 1,000,000 shares of preferred stock authorized by the Certificate of Amendment (“Class A Super Voting Preferred Stock”).

The features of the preferred stock as set forth in the Certificate of Designations are as follows:

Section I.

Designation and Amount.

There is hereby authorized to be issued out of the authorized and unissued shares of preferred stock of the Corporation a class of preferred stock designated as the "Class A – Super Voting Preferred Stock” ("Class A Preferred Stock") and the number of shares constituting such class shall be 1,000,000.

Section II.

Voting Rights.

Holders of the Class A Preferred Stock shall be entitled to cast two thousand (2,000) votes for each share held of the Class A Preferred Stock on all matters presented to the shareholders of the Corporation for shareholder vote which shall vote along with holders of the Corporation’s Common Stock on such matters.

Section III.

Redemption Rights.

The Class A Preferred Stock may be redeemed only by separate written agreement by and between the Holder.

Section IV.

Other Rights.

Except as otherwise stated herein, there are no other rights, privileges, or preferences attendant or relating to in any way the Class A Preferred Stock, including by way of illustration but not limitation, those concerning dividend, ranking, conversion, other redemption, participation, or anti-dilution rights or preferences.

Section V.

Definitions.

As used in herein, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

"Common Stock" means any and all shares of the Corporation’s $0.001 par value common stock.

"Corporation" means Avani International Group, Inc., a Nevada corporation, and its successors.

"Class A Preferred Stock" has the meaning ascribed to it in Section I hereof.

"Holder" means a holder of a share or shares of Class A Preferred Stock as reflected in the stock books of the Corporation.

Item 5.01. Change in Control of Registrant.

The issuance of the Class A-Super Voting Preferred Stock effected a change of control of the Company which is identified in the tables below. Class A-Super Voting Preferred Stock was issued to Mr. Wang in exchange for the cancellation of $2,000 in debt owed to Mr. Wang by the Company and other good and valuable consideration.

Common Stock

The following table will identify, as of December 13, 2007, after giving effect to the issuance of the Class A-Super Voting Preferred Stock, the number and percentage of outstanding shares of common stock of the Company owned by (i) each person known to the Company who owns more than five percent of the outstanding common stock, (ii) each officer and director, and (iii) and officers and directors of the Company as a group. Except as otherwise indicated, the address of each party is the address of the Company. The following is based on 17,582,698 shares of common stock outstanding as of December 13, 2007 after giving effect to the transaction described above, except that shares of common stock underlying options or warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants.

Title

Name and Address

Amount and nature

Percent

of Class

of Beneficial Owner

Beneficial Ownership

of Class

Common

Robert Wang

2,000,000,000 (1)

99%

Stock

President

Common

Dennis Robinson

      -0-

 0%

Stock

Secretary, Treasurer

And Director

Common

Jeffrey Lightfoot

      -0-

 0%

Stock

Director

Common

Chin Yen Ong

4,985,003

28.4%

Stock

106 Taman Sri Selayang

68100 Batu Caves, Selangor

Malaysia

Common

Tee Ah Siew

4,105,017(2)

21.5%

Stock

No.6 Jalan 7,Kaw 15

Taman Seng Chai

41300 Kelang

Selangor Darul Ehsan

Malaysia

Common

MX Power Systems, Co., Ltd.(3)

2,500,000

14.2%

Stock

602, Nonhyun Building,

Jamwon-Dong Seocho-Gu,

Seoul, Korea 137-905

Common

Officers and

   2,000,000,000

99%

Stock

Directors, as a group (3 persons)

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(1). The amount represents 1,000,000 shares of the Company’s Class A Super Voting Rights which carries 2,000 votes per share.

(2). The amount represents 2,605,017 shares of common stock, and stock purchase warrants to acquire 1,500,000 shares of common stock. The stock purchase warrants are exercisable at $0.06 per share on or before September 2, 2008.

(3). An Kyung Dae is the controlling person of MX Power Systems Co., Ltd.

Class A-Super Voting Preferred Stock

The following table will identify, as of December 13, 2007, after giving effect to the issuance of the Class A-Super Voting Preferred Stock, the number and percentage of outstanding shares of Class A-Super Voting Preferred Stock of the Company owned by (i) each person known to the Company who owns more than five percent of the outstanding common stock, (ii) each officer and director, and (iii) and officers and directors of the Company as a group. Except as otherwise indicated, the address of each party is the address of the Company. The following is based on 1,000,000 shares of Class A-Super Voting Preferred Stock outstanding as of December 13, 2007 after giving effect to the transaction described above, except that shares of common stock underlying options or warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants.

Title

Name and Address

Amount and nature

Percent

of Class

of Beneficial Owner

Beneficial Ownership

of Class

Preferred

Robert Wang

1,000,000 (1)

100%

Stock

President

Preferred

Dennis Robinson

   -0-

 0%

Stock

Secretary, Treasurer

And Director

Preferred

Jeffrey Lightfoot

   -0-

 0%

Stock

Director

Preferred

Officers and

1,000,000

100%

Stock

Directors, as a group (3 persons)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avani International Group, Inc.

December 22, 2007

/s/ Dennis Robinson

Dennis Robinson

Treasurer and

Chief Accounting Officer

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